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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported): August 29, 2002


               IndyMac MBS, Inc., (as depositor under the
               Pooling and Servicing Agreement, dated as of August 1, 2002, providing for the issuance of the IndyMac MBS, Inc., Mortgage Pass-Through Certificates, Series 2002-J).


                               IndyMac MBS, Inc.
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                       333-82831              95-4791925
----------------------------         ------------       -------------------
(State of Other Jurisdiction          (Commission         (I.R.S. Employer
      of Incorporation)              File Number)       Identification No.)

                155 North Lake Avenue
                  Pasadena, California                                91101
           -------------------------------                         -----------
                (Address of Principal                               (Zip Code)
                  Executive Offices)


       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------


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Item 5.       Other Events.
----          ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), IndyMac MBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 2002-J.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-J, Credit Suisse First Boston Corporation (the "Underwriter"), as the underwriter of the Offered Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.



















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*      Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 1, 2002 and the prospectus supplement dated August 28, 2002, of IndyMac MBS, Inc., relating to its Residential Asset Securitization Trust 2002-A10.





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Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1.  Computational Materials - Credit Suisse First Boston Corporation



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IndyMac MBS, INC.




                                 By: / s / Victor Woodworth
                                     -----------------------
                                     Name:  Victor Woodworth
                                     Title:  Vice President



Dated:   September 10, 2002



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                                 Exhibit Index
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Exhibit                                                                Page
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99.1.               Computational Materials - Credit Suisse
                    First Boston Corporation                            6






                                      5
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EXHIBIT 99.1
------------

Computational Materials - Credit Suisse First Boston Corporation











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